Exhibit 10.1

ZIPCAR, INC.

2000 STOCK OPTION/STOCK ISSUANCE PLAN

1. Purpose. This 2000 Stock Option/Stock Issuance Plan (the “Plan”) is intended to promote the interests of Zipcar, Inc. by giving incentives to the eligible officers and other employees and directors of and consultants and advisors to Zipcar, Inc. (the “Company”), its parent (if any) and any present or future subsidiaries of the Company (collectively, “Related Corporations”) through providing opportunities to acquire stock in the Company. As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Internal Revenue Code of 1986 as amended from time to time (the “Code”).

2. Structure of the Plan. The Plan permits the following separate types of grant:

A. Options may be granted hereunder to purchase shares of common stock of the Company. These options may meet the requirements of Section 422 of the Code (“Incentive Stock Options” or “ISOs”); or, they may not qualify as ISOs (“Non-Qualified Options”). Both ISOs and Non-Qualified Options are sometimes referred to hereinafter as “Options”.

B. Awards of stock in the Company (“Awards”) may be granted.

C. Opportunities to make direct purchases of stock in the Company (“Purchases”) may be authorized.

Options, Awards and authorizations to make Purchases are sometimes referred to hereinafter as “Stock Rights”.

3. Administration of the Plan.

A. The Plan shall be administered by the Board of Directors of the Company (the “Board”). The Board may in its sole discretion grant Options, authorize Purchases and grant Awards, as provided in the Plan. The Board shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan and all Option agreements, Purchase authorizations and Award grants thereunder, to establish, amend and rescind such rules and regulations as it may deem appropriate for the proper Administration of the Plan, to determine in each case the terms and provisions which shall apply to a particular Option agreement, Purchase authorization, or Award grant, and to make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option agreement, Purchase authorization or Award grant in the manner and to the extent it shall, in its sole discretion, consider expedient. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any Option, Purchase, Award, or stock issuance thereunder. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

B. The Board may, to the full extent permitted by and consistent with applicable law and the Company’s By-laws, and subject to Subparagraph D hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a committee (the “Committee”) appointed by the Board. If a Committee has been appointed, all references in this Plan to the Board shall mean and relate to that Committee.

C. Those provisions of this Plan which make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule (“Rule 16b-3”), or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to those persons required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

D. If the Company registers any class of equity security under Section 12 of the Exchange Act, the selection of a director or an officer (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board, if all of the Board members are disinterested persons within the meaning of Rule 16(b)(3), or (ii) by two or more directors having full authority to act in the matter, each of whom shall be such a disinterested person.

4. Eligible Employees and Others. ISOs may be granted to any employee of the Company or of any Related Corporation. No person who is not such an employee may be granted an ISO. Non-Qualified Options, Awards, and authorizations to make Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company or any Related Corporation. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is six hundred ten thousand (610,000) subject to adjustment as provided in Paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.

6. Option Agreements. As a condition to the grant of an Option, each recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as the Board shall approve. These option agreements may differ among recipients. Each option agreement with respect to an ISO shall be subject to the provisions of the Plan applicable to ISOs. The Board may, in its sole discretion, include additional provisions in option agreements, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any provision of the Plan and such additional provisions shall not cause any ISO granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code.

7. Price.

A. Subject to Subparagraph 3D of this Plan and Subparagraphs B and C of this Paragraph 7, the purchase price per share of Common Stock deliverable upon the exercise of an Option, and the purchase price of Common Stock acquired pursuant to Purchases under this Plan (“exercise price”) shall be determined by the Board.

B. In the case of an ISO, the exercise price shall not be less than 100% of the fair market value of Common Stock, as determined by the Board, at the time of grant of such option, or less than 110% of such fair market value in the case of an ISO granted to the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code) (a “10% Shareholder”).

8. Cancellation and New Grant of Options, Etc. The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, and after consideration of such factors as the Board considers relevant (which may include any financial accounting consequences to the Company, e.g., under APB Opinion No. 25), (i) the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options, or (ii) unless doing so would have the effect of causing an ISO to be treated as a Non-Qualified Option, the amendment of the terms of any and all outstanding Options to provide an exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding Options.

9. Exercise of Options.

A. Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing the Option, subject to the provisions of the Plan. Unless doing so would have the effect of causing an ISO to be treated as a Non-Qualified Option, the Board may, in its sole discretion, after consideration of such factors as it considers relevant (which may include the impact, if any, on the Company’s financial statements of such change in the terms of the Option or Options), (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, Option or Options granted under the Plan may be exercised.

B. Options granted under the Plan may provide for payment of the exercise price by delivery of cash or a check payable to the order of the Company, or, to the extent (if at all) provided in the option agreement: (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value determined by the Board to be equal in amount to the exercise price of the Options being exercised, or (ii) by delivery of a recourse promissory note of the optionee bearing interest payable not less than annually at the applicable Federal rate as defined in Section 1274(d) of the Code and otherwise payable on such terms as are specified by the Board, or (iii) by requesting that the Company withhold shares of Common Stock of the Company issuable upon exercise of the Options having a fair market value determined by the Board to be equal in amount to the exercise price of the Options being exercised, or (iv) by any combination of the above methods of payment.

C. An option agreement may permit the Option granted thereunder to be exercised before it is vested (an “Early Exercise”), subject to the Company’s right of repurchase, under a stock restriction agreement acceptable to the Company to be executed by the option holder and the Company at the time of such Early Exercise, over any shares acquired under the unvested portion of the Option, which right of repurchase shall lapse at the same time the Option would have vested had there been no Early Exercise.

10. Vesting and Option Period.

A. The date or schedule of dates on which options are first permitted to be exercised, or under which the Company is permitted to repurchase at the original purchase price (or nominal price in the case of an Award) of shares acquired under this Plan through Awards, Purchases or Early Exercises (the “Vesting Schedule”).

B. Subject to earlier termination under other provisions of this Plan, each Option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an ISO, such expiration date (the “Expiration Date”) shall not be later than ten years after the date on which the ISO is granted and, in the case of an ISO granted to a 10% Shareholder as defined in Subparagraph 7B of this Plan, such expiration date shall not be later than five years after the date on which the ISO is granted.

11. Nontransferability of Options. Options shall not be assignable or transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

12. Effect of Termination of Employment or Other Relationship. Except as otherwise provided in Paragraph 10, and subject to all other provisions of the Plan, the right to exercise any Option in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date employment terminates:

(i) If the optionee leaves the employ of the Company or a Related Corporation for any reason other than death of disability, three (3) months after the date the optionee ceases to be an employee of the Company and any Related Corporation (or within such lesser period as may be specified in the option agreement).

(ii) If the optionee dies while in the employ of the Company or a Related Corporation, or within three (3) months after the optionee ceases to be such an employee of the Company or a Related Corporation, one (1) year after the date of death (or within such lesser period as may be specified in the option agreement).

(iii) If the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company or a Related Corporation, one (1) year after the date the optionee’s employment ceases because of such disability (or within such lesser period as may be specified in the option agreement).

For all purposes of the Plan and any agreement evidencing an Option, “employment” shall be defined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code (or any successor regulations).

13. Additional ISO Requirements. ISOs granted under the Plan are subject to the minimum exercise price rules set forth in Subparagraph 7B hereof, the option period rules of Paragraph 10 hereof, and various other restrictions set forth elsewhere in this Plan. In addition, ISOs granted under the Plan are subject to the following:

A . Each ISO granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement evidencing such Option.

B. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed One Hundred Thousand Dollars ($100,000); provided, however, that this Subparagraph B shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as incentive stock options within the meaning of Section 422 of the Code. Any Option which would, but for its failure to satisfy the foregoing restriction, qualify as an ISO shall nevertheless be a valid Option, but to the extent of such failure it shall be deemed to be a Non-Qualified Option.

C. In addition, no ISO may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of the ISO, employed by the Company or a Related Corporation, except as set forth in Section 12; and provided further, that if an option agreement provides for a post-termination exercise period of longer than three (3) months after the date the optionee ceases to be an employee of the Company and any Related Corporation (other than as a result of disability or death), the exercise after such three-month period shall be treated as the exercise of a Non-Qualified Option.

14. Adjustments.

A. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, holding company formation or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company or a corporation or other entity controlled by or controlling the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash property is distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares reserved for issuance under the Plan, (b) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (c) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. No fractional shares shall be issued under the Plan on account of any such adjustments. Notwithstanding the foregoing provisions of this Subparagraph A, no adjustment shall be made pursuant to this Paragraph 14 if such adjustment would cause any ISO granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code.

B. Any adjustments under this Paragraph 14 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof shall be final, binding and conclusive.

15. Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16. Merger, Consolidation. Asset Sale, Liquidation, etc.

A. Except as may otherwise be provided in the applicable option agreement, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company, (any of such events, a “Liquidity Event”) the Board, or the board of directors of any corporation assuming the obligations of the Company, shall, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options (excluding any such Options which are terminated in accordance with the provisions of (iii), (iv) or (v) hereinbelow) shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided, however, that any such Options substituted for ISOs shall meet the requirements of Section 424(a) of the Code; (ii) upon written notice to the optionees, provide that any and all outstanding Options shall become exercisable in full (to the extent not otherwise so exercisable) as of a specified date or time (“Accelerated Vesting Date”) prior to the consummation of such transaction, and that all unexercised Options shall terminate as of a specified date or time (“Accelerated Expiration Date”) following the Accelerated Vesting Date unless exercised by the optionee prior to the Accelerated Expiration Date, provided, however, that optionees shall be given a reasonable period of time within which to exercise or provide for the exercise of outstanding Options following such written notice and before the Accelerated Expiration Date; (iii) in the event of a merger (or consolidation) or purchase (or exchange) of the Company’s stock, under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof cash, stock, indebtedness, any other property, or any combination of the foregoing (“Consideration”), in exchange for each share purchased or surrendered in the merger, terminate, in the Board’s sole discretion, either (a) each outstanding Option or (b) each outstanding Option which is exercisable in full as of the date of such consummation, in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the value (as determined by the Board in its sole discretion, such determination to be final, binding and conclusive) of the Consideration over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option, such payment to consist, to the extent practicable, of proportional amounts of cash, stock, indebtedness, other property, or combination of the foregoing as constitutes the Consideration, and to the extent not so practicable, in cash; or (iv) in the event of a purchase of the Company’s assets, under the terms of which holders of the Common Stock of the Company will receive upon liquidation of the Company following the consummation thereof cash, stock, indebtedness, any other property, or any combination of the foregoing (“Consideration”), terminate, in the Board’s sole discretion, either (a) each outstanding Option or (b) each outstanding Option which is exercisable in full as of the date of such liquidation, in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the value (as determined by the Board in its sole discretion, such determination to be final, binding and conclusive) of the Consideration over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option, such payment to consist, to the extent practicable, of proportional amounts of cash, stock, indebtedness, other property, or combination of the foregoing as constitutes the Consideration, and to the extent not so practicable, in cash; or (v) terminate, in the Board’s sole discretion, either (a) each outstanding Option or (b) each outstanding Option which is exercisable in full as of the date of the Liquidity Event, in exchange for a cash payment equal in amount to the product of the excess, if any, of the fair market value of a share of Common Stock over the per-share exercise price of each such Option, times the number of shares subject to such Option. The Board shall determine the fair market value of a share of Common Stock for purposes of the foregoing, and the Board’s determination of such fair market value shall be final, binding and conclusive.

B. The Company may grant Options under the Plan in substitution for Options held by employees of another corporation who become employees of the Company or a Related Corporation as the result of a merger or consolidation of the employing corporation with the Company or a Related Corporation, or as a result of the acquisition by the Company or a Related Corporation of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

17. Stock Restriction Agreement. As a condition to the grant of an Award or a Purchase authorization under the Plan, the recipient of the Award or Purchase authorization shall execute an agreement (“Stock Restriction Agreement”) in such form not inconsistent with the Plan as may be approved by the Board. Stock Restriction Agreements may differ among recipients. Stock Restriction Agreements may include any provisions the Board determines should be included and that are not inconsistent with any provision of the Plan and applicable law.

18. No Special Employment Rights. Nothing contained in the Plan or in any option agreement or other agreement or instrument executed pursuant to the provisions of the Plan shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or any Related Corporation or interfere in any way with the right of the Company or a Related Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19. Other Employee Benefits. Except as to plans which by their terms include such amounts as compensation, no amount of compensation deemed to be received by an employee as a result of the grant or exercise of an Option or the sale of shares received upon such exercise, or as a result of the grant of an Award or the authorization or making of a Purchase will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

20. Amendment of the Plan.

A. The Board may at any time, and from time to time, modify or amend the Plan in any respect, except as otherwise expressly provided in this Plan; provided, however, that if at any time the approval of the shareholders of the Company is required under the Code with respect to ISOs, or is required under Rule 16b-3, the Board may not effect such modification or amendment without such approval.

B. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect the optionee’s rights under an Option previously granted. With the consent of the optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding ISO granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options within the meaning of Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

21. Investment Representations. The Board may require any person to whom an Option is granted, as a condition of exercising such Option, and any person to whom an Award is granted or a Purchase is authorized, as a condition thereof, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the Option, Award or Purchase for such person’s own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

22. Compliance With Securities Laws. Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

23. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Paragraph 24), or the vesting of restricted Common Stock acquired pursuant to a Stock Right. The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee’s payment of such additional withholding taxes. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of a Stock Right or (ii) by delivering to the Company shares of Common Stock already owned by the grantee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation, and shall not be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

24. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition, as hereinafter defined, of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the employee was granted the ISO or (b) one (1) year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

25. Effective Date and Duration of the Plan.

A. The Plan shall become effective when adopted by the Board, but no Stock Right granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, Stock Rights previously granted under the Plan shall not vest and shall terminate and shall be null and void and no Stock Rights shall be granted thereafter under the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board; amendments requiring shareholder approval shall become effective when adopted by the Board, but no stock Right granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such stock Right to a particular person) unless and until such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Stock Rights granted on or after the date of such amendment shall terminate and become null and void to the extent that such amendment was required to enable the Company to grant such Stock Rights to a particular person. Subject to this limitation, Stock Rights may be granted under the Plan at any time after the effective date and before the termination date of the Plan.

B. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the earlier of (i) the date of its adoption by the Board or (ii) the date it is approved by shareholders. Stock Rights outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Stock Rights.

Adopted by the Board of Directors on November 2 , 2000.

AMENDMENT NO. 1 TO

2000 STOCK OPTION/STOCK ISSUANCE PLAN

OF

ZIPCAR, INC.

The 2000 Stock Option/Stock Issuance Plan (the “Plan”) of Zipcar, Inc. be, and hereby is, amended as follows:

1. Section 5 is deleted in its entirety and the following is substituted in its place:

“5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is two million four hundred ten thousand (2,410,000) subject to adjustment as provided in Paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.”

Adopted by the Board of Directors on December 20, 2002

Adopted by the Stockholders on December 20, 2002

AMENDMENT NO. 2 TO

2000 STOCK OPTION/STOCK ISSUANCE PLAN

OF

ZIPCAR, INC.

The 2000 Stock Option/Stock Issuance Plan (the “2000 Plan”) of Zipcar, Inc., as amended, be, and hereby is further amended as follows:

1. Section 5 is deleted in its entirety and the following is substituted in its place:

“5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is four million (4,000,000) subject to adjustment as provided in Paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.”

Adopted by the Board of Directors on October 13, 2003

Adopted by the Stockholders on October 29, 2003

AMENDMENT NO. 3 TO

2000 STOCK OPTION/STOCK ISSUANCE PLAN

OF

ZIPCAR, INC.

The 2000 Stock Option/Stock Issuance Plan (the “2000 Plan”) of Zipcar, Inc., as amended, be, and hereby is further amended as follows:

1. Section 5 is deleted in its entirety and the following is substituted in its place:

“5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is Seven Million (7,000,000) subject to adjustment as provided in Paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.”

Adopted by the Board of Directors on September     , 2005

Adopted by the Stockholders on September     , 2005

AMENDMENT NO. 4 TO

2000 STOCK OPTION/STOCK ISSUANCE PLAN

OF

ZIPCAR, INC.

The 2000 Stock Option/Stock Issuance Plan (the “2000 Plan”) of Zipcar, Inc., as amended, be, and hereby is further amended as follows:

1. Section 5 is deleted in its entirety and the following is substituted in its place:

“5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is eight million one hundred thousand (8,100,000) subject to adjustment as provided in Paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.”

Adopted by the Board of Directors on October 20, 2005

Adopted by the Stockholders on October 26, 2005

AMENDMENT NO. 5 TO

2000 STOCK OPTION/STOCK ISSUANCE PLAN

OF

ZIPCAR, INC.

The 2000 Stock Option/Stock Issuance Plan (the “2000 Plan”) of Zipcar, Inc., as amended, be, and hereby is further amended as follows:

1. Section 5 is deleted in its entirety and the following is substituted in its place:

“5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is 9,100,000 subject to adjustment as provided in Paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.”

Adopted by the Board of Directors on October 31, 2007

Adopted by the Stockholders on October 31, 2007

AMENDMENT NO. 6 TO

2000 STOCK OPTION/STOCK ISSUANCE PLAN

OF

ZIPCAR, INC.

The 2000 Stock Option/Stock Issuance Plan (the “2000 Plan”) of Zipcar, Inc., as amended, be, and hereby is further amended as follows:

1. Section 5 is deleted in its entirety and the following is substituted in its place:

“5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company (“Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued under the Plan is 12,600,000, subject to adjustment as provided in Paragraph 14. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any nonvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option, or such nonvested shares so reacquired shall again be available for grants of Stock Rights under the Plan.”

Adopted by the Board of Directors on June 4, 2008

Adopted by the Stockholders on June 10, 2008